UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2011

CAPITAL BANK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	000-30062	56-2101930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

333 Fayetteville Street, Suite 700
Raleigh, North Carolina 27601
(Address of principal executive offices) (Zip Code)

 (919) 645-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Effective April 12, 2010, the Audit Committee of the Board of Directors (the “Audit Committee”) of Capital Bank Corporation (the “Company”) approved the dismissal of Elliott Davis PLLC (“Elliott Davis”) as the Company’s independent registered public accounting firm.

During the fiscal year ended December 31, 2010 and during the period from January 1, 2011 through April 12, 2011, the Company had (i) no disagreements with Elliott Davis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Elliott Davis’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such year and interim periods and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the most recent fiscal year or the subsequent interim period.

Elliott Davis’s report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2010 does not contain any adverse opinion or disclaimer of opinion, nor is it qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided Elliott Davis a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that Elliott Davis furnish the Company with a letter addressed to the SEC stating whether or not Elliott Davis agrees with the above statements. A copy of such letter, dated April 14, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Also, effective April 12, 2011, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s 2011 fiscal year.

During the fiscal year ended December 31, 2010 and during the period from January 1, 2011 through April 12, 2011, neither the Company nor anyone on its behalf has consulted with PricewaterhouseCoopers LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv), or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document

Exhibit 16.1	Letter of Elliott Davis dated April 14, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2011	CAPITAL BANK CORPORATION

	By:	/s/ Christopher G. Marshall
Christopher G. Marshall
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Document

Exhibit 16.1	Letter of Elliott Davis dated April 14, 2011